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                                                                 EXHIBIT (10)(f)

SERVICE REQUEST

A G
L   E   G   A   C   Y
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                 PLUS
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AMERICAN GENERAL LIFE
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AG LEGACY PLUS -- VARIABLE DIVISIONS

AIM Variable Insurance Funds
----------------------------
  .  Division 85 - AIM V.I. International Equity Fund

American Century Variable Portfolios, Inc.
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  .  Division 86 - VP Value Fund

MFS Variable Insurance Trust
----------------------------
  .  Division 87 - MFS Emerging Growth Series
  .  Division 88 - MFS New Discovery Series
  .  Division 89 - MFS Total Return Series

Neuberger Berman Advisers Management Trust
------------------------------------------
  .  Division 90 - Partners Portfolio

North American Funds Variable Product Series I
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  .  Division 81 - International Equities Fund
  .  Division 82 - MidCap Index Fund
  .  Division 83 - Money Market Fund
  .  Division 84 - Stock Index Fund

Oppenheimer Variable Account Funds
----------------------------------
  .  Division 91 - Oppenheimer High Income Fund/VA

Putnam Variable Trust
---------------------
  .  Division 92 - Putnam VT Diversified Income Fund
  .  Division 93 - Putnam VT Small Cap Value Fund
  .  Division 94 - Putnam VT Vista Fund
  .  Division 95 - Putnam VT Voyager Fund

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
  .  Division 96 - Franklin Small Cap Fund
  .  Division 97 - Templeton International Securities Fund

Van Kampen Life Investment Trust
--------------------------------
  .  Division 98 - Emerging Growth Portfolio
  .  Division 99 - Government Portfolio

Fidelity Variable Insurance Products Fund
-----------------------------------------
  .  Division 121 - VIP Equity-Income
  .  Division 122 - VIP Growth
  .  Division 123 - VIP Contrafund
  .  Division 124 - VIP Asset Manager

PIMCO Variable Insurance Trust
------------------------------
  .  Division 125 - PIMCO Real Return Bond
  .  Division 126 - PIMCO Total Return Bond
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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
Complete and return this request to:          Member American General Financial Group                            AMERICAN
 Variable Universal Life Operations                       Houston, Texas                                           |GENERAL
PO Box 4880 Houston, TX. 77210-4880                                                                                |FINANCIAL GROUP
        (888) 436-4963 or
Hearing Impaired (TDD): (888) 436-5258
  Toll Free Fax: (877) 445-3098            VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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
[ ] POLICY                    1.| POLICY #:________________________________________________  INSURED:_______________________________
    IDENTIFICATION              |
                                | ADDRESS:________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION           |
  FOR ALL REQUESTS.             | Primary Owner (If other than insured): ___________________________________________________________
                                |
                                | Address: ___________________________________________________________________New Address (yes) (no)
                                |
                                | Primary Owner's S.S. No. or Tax I.D. No.__________________________ Phone Number:(   )___-_________
                                |
                                | Joint Owner (if applicable):______________________________________________________________________
                                |
                                | Address:____________________________________________________________________New Address (yes) (no)
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[ ] NAME                      2.|
    CHANGE                      | Change Name Of: (Circle One)    Insured   Owner    Payor   Beneficiary
                                |
Complete this section if        | Change Name From: (First, Middle, Last)                 Change Name To: (First, Middle, Last)
 the name of the Insured,       |
Owner, Payor or Beneficiary     | _______________________________________                 _____________________________________
 has changed. (Please note,     |
 this does not change the       | Reason for Change: (Circle One) Marriage  Divorce  Correction  Other (Attach copy of legal proof)
 Insured, Owner, Payor or       |
 Beneficiary designation)       |
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[ ] MODE OF PREMIUM           3.|
    PAYMENT/BILLING             | Indicate frequency and premium amount desired: $______ Annual $_______ Semi-Annual $_____Quarterly
    METHOD CHANGE               |                                                $______ Monthly (Bank Draft Only)
                                |
Use this section to change      | Indicate billing method desired:____Direct Bill ____Pre-Authorized Bank Draft (attach a Bank Draft
the billing frequency and/      |                                                     Authorization Form and "Void" Check)
or method of premium payment.   |
Note, however, that AGL will    | Start Date: ______/ ______/ ______
  not bill you on a direct      |
monthly basis. Refer to your    |
  policy and its related        |
  prospectus for further        |
information concerning minimum  |
 premiums and billing options.  |
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[ ] LOST POLICY               4.| I hereby certify that the policy of insurance for the listed policy has been    ______LOST
    CERTIFICATE                 |                                                                                 ______DESTROYED
                                |                                                                                 ______OTHER
Complete this section if        | Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate      |
of Insurance or duplicate       |                          _____________ Certificate of Insurance at no charge
policy to replace a lost        |
or misplaced policy. If a       |                          _____________ Full duplicate policy at a charge of $25
full duplicate policy is        |
being requested, a check        | be issued to me/us. If the original policy is located, I/we return the Certificate or duplicate
 or money order for $25         | policy to AGL for cancellation.
  payable to AGL must           |
be submitted with this          |
      request.                  |
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[ ] DOLLAR COST               5.| Designate the day of the month for transfers: ______ (choose a day from 1-28)
    AVERAGING                   | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
                                | I want: $ __________($100 minimum) taken from the Money Market Division (83) and transferred to
                                | the following Division(s):
   ($5,000 minimum initial      |
 accumulation value) An amount  | AIM Variable Insurance Funds                     Putnam Variable Trust
  may be deducted periodically  | $___(85) AIM V.I. International Equity Fund      $___(92) Putnam VT Diversified Income Fund
 from the Money Market Division | American Century Variable Portfolios, Inc.       $___(93) Putnam VT Small Cap Value Fund
  and placed in one or more of  | $___(86) VP Value Fund                           $___(94) Putnam VT Vista Fund
 the Divisions listed. Please   | MFS Variable Insurance Trust                     $___(95) Putnam VT Voyager Fund
  refer to the prospectus for   | $___(87) MFS Emerging Growth Series              Franklin Templeton Variable Insurance Products
more information on the Dollar  | $___(88) MFS New Discovery Series                Trust
 Cost Averaging Option. This    | $___(89) MFS Total Return Series                 $___(96) Franklin Small Cap Fund
   option is not available      | Neuberger Berman Advisers Management Trust       $___(97) Templeton International Securities Fund
    while the Automatic         | $___(90) Partners Portfolio                      Van Kampen Life Investment Trust
Rebalancing option is in use.   | North American Funds Variable Product Series I   $___(98) Emerging Growth Portfolio
                                | $___(81) International Equities Fund             $___(99) Government Portfolio
                                | $___(82) MidCap Index Fund                       Fidelity Variable Insurance Products Fund
                                | $___(84) Stock Index Fund                        $___(121) VIP Equity-Income
                                | Oppenheimer Variable Account Funds               $___(122) VIP Growth
                                | $___(91) Oppenheimer High Income Fund/VA         $___(123) VIP Contrafund
                                |                                                  $___(124) VIP Asset Manager
                                |                                                  PIMCO Variable Insurance Trust
                                |                                                  $___(125) PIMCO Real Return Bond
                                |                                                  $___(126) PIMCO Total Return Bond
                                |
                                | ______INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC 0092 REV 0401                                          PAGE 2 OF 4

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
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[_] TELEPHONE          6. | I (or we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among
    PRIVILEGE             | Divisions and to change allocations for future purchase payments and monthly deductions.
    AUTHORIZATION         | Initial the designation you prefer:
                          |
 Complete this section    | _________ Policy Owner(s) ONLY--If Joint Owners, either one acting independently.
  if you are applying     |
    for or revoking       | _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the
  current telephone       |           firm authorized to service my policy.
     privileges.          |
                          | AGL and any person designated by this authorization will not be responsible for any claim, loss or
                          | expense based upon telephone transfer or allocation instructions received and acted upon in good faith,
                          | including losses due to telephone instruction communication errors. AGL's liability for erroneous
                          | transfers or allocations, unless clearly contrary to instructions received, will be limited to
                          | correction of the allocations on a current basis. If an error, objection or other claim arises due to
                          | a telephone transaction, I will notify AGL in writing within five working days from the receipt of the
                          | confirmation of the transaction from AGL. I understand that this authorization is subject to the terms
                          | and provisions of my policy and its related prospectus. This authorization will remain in effect until
                          | my written notice of its revocation is received by AGL at the address printed on the top of this
                          | service request form.
                          |
                          | ___________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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[_]  CORRECT AGE       7. |
                          | Name of Insured for whom this correction is submitted: _______________________________________
   Use this section to    |
 correct the age of any   | Correct DOB: _________/__________/__________
 person covered under     |
 this policy. Proof of    |
 the correct date of      |
 birth must accompany     |
     this request.        |
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[_]  TRANSFER OF       8. |                                               (DIVISION NAME OR NUMBER)       (DIVISION NAME OR NUMBER)
     ACCUMULATED          | Transfer $____________or____________% from ______________________________ to _________________________.
     VALUES               |
                          | Transfer $____________or____________% from ______________________________ to _________________________.
  Use this section if     |
 you want to move money   | Transfer $____________or____________% from ______________________________ to _________________________.
 between divisions. If    |
 a transfer causes the    | Transfer $____________or____________% from ______________________________ to _________________________.
 balance in any division  |
  to drop below $500,     | Transfer $____________or____________% from ______________________________ to _________________________.
  AGL reserves the right  |
 to transfer the remain-  | Transfer $____________or____________% from ______________________________ to _________________________.
 ing balance. Amounts to  |
 be transferred should be | Transfer $____________or____________% from ______________________________ to _________________________.
 indicated in dollar or   |
percentage amounts, main- | Transfer $____________or____________% from ______________________________ to _________________________.
   taining consistency    |
  throughout. There is a  | Transfer $____________or____________% from ______________________________ to _________________________.
  $500 minimum amount of  |
    division transfers.   | Transfer $____________or____________% from ______________________________ to _________________________.
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[_]  CHANGE IN         9. | INVESTMENT DIVISION          PREM %     DED %          INVESTMENT DIVISION       PREM %     DED %
     ALLOCATION           | AIM VARIABLE INSURANCE                                 PUTNAM VARIABLE TRUST
     PERCENTAGES          | (85) AIM V.I. International                            (92) Putnam VT
                          |  Equity Fund                 ______     ______          Diversified Income Fund  ______     ______
  Use this section to     | AMERICAN CENTURY VARIABLE                              (93) Putnam VT Small
 indicate how premiums    |  PORTFOLIOS, INC.                                       Cap Value Fund           ______     ______
 or monthly deductions    | (86) VP Value Fund           ______     ______         (94) Putnam VT Vista Fund ______     ______
  are to be allocated.    | MFS VARIABLE INSURANCE TRUST                           (95) Putnam VT            ______     ______
Total allocation in each  | (87) MFS Emerging Growth                                Voyager Fund             ______     ______
 column must equal 100%;  |  Series                      ______     ______         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  whole numbers only.     | (88) MFS New Discovery                                  TRUST
                          |  Series                      ______     ______         (96) Franklin Small Cap
                          | (89) MFS Total Return Series ______     ______          Fund                     ______     ______
                          | NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST             (97) Templeton
                          | (90) Partners Portfolio      ______     ______          International Securities
                          | NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I          Fund                     ______     ______
                          | (81) International Equities                            VAN KAMPEN LIFE INVESTMENT TRUST
                          |  Fund                        ______     ______         (98) Emerging Growth
                          | (82) MidCap Index Fund       ______     ______         (99) Government Portfolio ______     ______
                          | (83) Money Market Fund       ______     ______         FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                          | (84) Stock Index Fund        ______     ______         (121) VIP Equity-Income   ______     ______
                          | OPPENHEIMER VARIABLE ACCOUNT FUNDS                     (122) VIP Growth          ______     ______
                          | (91) Oppenheimer High                                  (123) VIP Contrafund      ______     ______
                          |  Income Fund/VA              ______     ______         (124) VIP Asset Manager   ______     ______
                          |                                                        PIMCO VARIABLE INSURANCE TRUST
                          |                                                        (125) PIMCO Real Return
                          |                                                         Bond                     ______     ______
                          |                                                        (126) PIMCO Total Return
                          |                                                         Bond                     ______     ______
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[_]  AUTOMATIC        10. | Indicate frequency:___________Quarterly____________Semi-Annually____________Annually
     REBALANCING          |
                          |               (DIVISION NAME OR NUMBER)                               (DIVISION NAME OR NUMBER)
  ($5,000 minimum         | _______% ____________________________________:          _______% ____________________________________:
 accumulation value)      |
 Use this section to      | _______% ____________________________________:          _______% ____________________________________:
 apply for or make        |
 changes to Automatic     | _______% ____________________________________:          _______% ____________________________________:
 Rebalancing of the       |
  divisions. Please       | _______% ____________________________________:          _______% ____________________________________:
  refer to the pros-      |
   pectus for more        | _______% ____________________________________:          _______% ____________________________________:
  information on the      |
 Automatic Relancing      | _______% ____________________________________:          _______% ____________________________________:
  Option. This option     |
   is not available       | _______INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
 while the Dollar Cost    |
 Averaging Option is      |
       in use.            |
                          |
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AGLC 0092 REV 0401                                                 PAGE 3 OF 4
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                              |
[ ] REQUEST FOR           11. |   _______I request a partial surrender of $_______ or ________% of the net cash surrender value.
    PARTIAL                   |
    SURRENDER/                |   _______I request a loan in the amount of $_______.
    POLICY LOAN               |
                              |   _______I request the maximum loan amount available from my policy.
 Use this section to apply    |
  for a partial surrender     | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
or policy loan. If applying   | percentages in effect, if available; otherwise they are taken pro-rata from the Variable Division
  for a partial surrender,    | in use.
  be sure to complete the     |
   Notice of Withholding      | ___________________________________________________________________________________________________
  section of this Service     |
  Request in addition to      | ___________________________________________________________________________________________________
      this section.           |
The minimum partial surrender | ___________________________________________________________________________________________________
amount is $500. There will be |
 a charge not to exceed 2% of | ___________________________________________________________________________________________________
 the amount withdrawn or $25. |
 Refer to your policy and its | ___________________________________________________________________________________________________
related prospectus for further|
      information.            |
------------------------------|-----------------------------------------------------------------------------------------------------
[ ] NOTICE OF             12. | The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               | policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              | Withholding of state income tax may also be required by your state of residence. You may elect not
 Complete this section if     | to have withholding apply by checking the appropriate box below. If you elect not to have
  you have applied for a      | withholding apply to your distribution or if you do not have enough income tax withheld, you may
   partial surrender in       | be responsible for payment of estimated tax. You may incur penalties under the estimated tax
       Section 11.            | rules, if your withholding and estimated tax are not sufficient.
                              |
                              | Check one:  _________ I DO want income tax withheld from this distribution.
                              |
                              |             _________ I DO NOT want income tax withheld from this distribution.
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[ ] AFFIRMATION/          13. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown of this form is my
    SIGNATURE                 | correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                              | Section 3406(a)(1)(C) of the Internal Revenue Code.
Complete this section for     |
      ALL requests.           | The Internal Revenue Service does not require your consent to any provision of this document other
                              | than the certification required to avoid backup withholding.
                              |
                              |
                              | Dated at__________________________ this ___________ day of _____________________, _______________.
                              |                                                                   (MONTH)              (YEAR)
                              |
                              |
                              |
                              |
                              | X________________________________________________     X___________________________________________
                              |  SIGNATURE OF OWNER                                    SIGNATURE OF WITNESS
                              |
                              |
                              | X________________________________________________     X___________________________________________
                              |  SIGNATURE OF JOINT OWNER                              SIGNATURE OF WITNESS
                              |
                              |
                              | X________________________________________________     X___________________________________________
                              |  SIGNATURE OF ASSIGNEE                                 SIGNATURE OF WITNESS
                              |
                              |
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AGLC 0092 REV 0401                                        PAGE 4 of 4
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